EXHIBIT 10.7
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                              SKYSAT COMMUNICATIONS
                               NETWORK CORPORATION
                              The Chrysler Building
                              405 Lexington Avenue
                                   33rd floor
                            New York, New York 10174

                       Phone: 972-0070 Fax: (212) 972-0093

                                   May 1, 1996

National Aeronautics and Space Administration
NASA Management Office - JPL
4800 Oak Grove Drive, M/S 180-805
Pasadena, California 91109-8099

Attention: Ms. G. Veronica Stickley
           Contracting Officer

RE: Funding in Accordance with JPL Task Plan No. 80-3742,
    Revision C, dated May 25, 1995, "Microwave Beam-Powered
    Aircraft System"

Dear Ms. Stickley:

Skysat Communications Network Corporation (Skysat) hereby issues the enclosed check in the amount of $50,000 for the continuation of the work effort. Attachment A, "Funding Profile," increment 5., a copy of which is attached hereto, is revised to reflect the amount of $50,000 in lieu of $75,000. This work will be performed within the scope of work and terms and conditions of the NASA/Caltech Contract NAS7-1260.

Additionally, it is requested that the period of performance end date be extended by six months from June 30, 1996 to December 31, 1996.

Your acknowledgement of this letter and check would be appreciated. If you have any questions regarding this matter, please contact me at (212) 972-0070.

                                        Very truly yours,

                                        /s/ Eddy W. Friedfeld
                                        --------------------------------
                                        Eddy W. Friedfeld
                                        Vice President, Business Affairs
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                                  ATTACHMENT A

                                 FUNDING PROFILE

Following is a breakdown of the Scope of Work items from Section II, Paragraph A, of Task Plan No. 80-3742, Revision C, which JPL plans to accomplish for SkySat Communications Corporation on a best-effort basis for each increment of funding received. The total estimated cost for the entire effort is $2,568,000 to be provided by SkySat as follows:

Increment 1.             $l,912,000     Received at JPL on March 3, 1994

Increment 2.             $  250,000     Received at JPL on December 19,1994

Increment 3.             $  256,000     Received at JPL on January 30, 1995

Increment 4.             $   75,000     Required by JPL no later than 5/31/95

Increment 5              $   75,000     Required by JPL no later than 9/30/95

Total Funding:           $2,568,000

A. JPL plans to utilize the first increment of funding to accomplish the following Scope of Work items during the first 12 months of effort:

     1. Develop a draft System Functional Requirements Document and a draft System Specification.

     2. Develop specifications for each of the subsystems and selected major components.

     3.   Lead the system design team in developing a preliminary system design.

     4.   Prepare bimonthly technical and financial progress reports.


                                       24
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          [Letterhead of National Aeronautics and Space Administration]

                                                                          [LOGO]

Reply to Attn of   SPJ (AAC)                                   December 10, 1996

SkySat Communications Network Corporation
Attn: Eddy W. Friedfeld
      Vice president, Business Affairs
Chrysler Building
405 Lexington Avenue, 33rd floor
New York, New York 10174

Subject: SkySat Communications Network Corporation, Letter dated November 22, 1996

Reference:     1)   JPL Task Plan No. 80-3742, Revision C, "Microwave
                    Beam-Powered Aircraft System," dated May 25, 1996

               2) NASA/Caltech Contract NAS7-1260, Task Order RF-152, Amendment No. 578

NASA agrees to perform the subject work on a best effort basis. The subject Letter has been reviewed and is acceptable on the following understanding and condition:

     Period of Performance

     The period of performance end date shall be extended 12 months from December 31, 1996 through December 31, 1997.

Notwithstanding any other provisions of the subject Order and Letter, all work will be performed under the provisions of Contract NAS7-1260.

For further information, please contact Mr. Angel A. Castillo at (818) 354-1585 or the undersigned.


/s/ Robert A. Democh
-------------------------------
Robert A. Democh
Contracting Officer

Enclosure

cc:
JPL/R.D. Young
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                              SKYSAT COMMUNICATIONS         [Date stamp of
                               NETWORK CORPORATION          NASA MANAGEMENT
                              The Chrysler Building         OFFICE - CONTRACTS
                              405 Lexington Avenue          MANAGEMENT SECTION -
                                   33rd floor               NOV 25, 1996]
                            New York, New York 10174

                       Phone: 972-0070 Fax: (212) 972-0093

                                        November 22, 1996

Mr. Robert A. Democh
Contracting Officer
NASA Management Office - JPL
4800 Oak Grove Drive, M/S 180-805
Pasadena, California 91109-8099

Reference:  JPL Task Plan 80-3742, Task Order RF 152,
Amendment 578.  "Microwave Beam-Powered Aircraft system"

Dear Mr. Democh:

You are hereby requested to extend the period of performance of the referenced Task Plan by 12 months to December 31, 1997. This extension is necessary because JPL is a participant in the planning of a payload development and demonstration activity which will affect out technical direction in the next year. This directed extension is at no additional cost, and is consistent with the scope of work contained in the referenced Task Plan.

The foregoing has been discussed with the Program Manager, Mr. Don Kurtz.


Sincerely,


/s/ Eddy Friedfeld

Eddy Friedfeld                                 ACCEPTED UNDER THE TERMS
V.P. Business Affairs                          AND CONDITIONS STATED ON
EWF/hk                                         THE ATTACHED LETTER

cc:       Martin D. Fife                       Accepted For:
          Chairman & CEO                       NATIONAL AERONAUTICS &
                                               SPACE ADMINISTRATION
                                               In accordance with the authority
                                               set forth in 42 U.S.C. 2473(c)(6)

                                               /s/ Robert A Democh
                                               ROBERT A DEMOCH
                                               Contracting Officer   DEC 10 1996